                                                                    Exhibit 10.2
                                                                    ------------

                          AMENDMENT TO LIMITED WAIVER
                          ---------------------------


          This Amendment to Limited Waiver (the "Amendment") is entered into as of September 27, 2001 by and among:

     Cybex International, Inc., a New York corporation, having a place of business at 10 Trotter Drive, Medway, Massachusetts 02053 (the "Borrower");

     Cybex Financial Corp., Eagle Performance Systems, Inc., General Medical Equipment, Ltd., Lumex Bed Systems, Inc., Cybex Fitness Gerate Vertriebs GmBH, and Tectrix Fitness Equipment, Inc. (individually, a "Guarantor" and collectively, the "Guarantors");

     The Lenders party to the Credit Agreement (defined below) (hereinafter collectively, the "Lenders"); and

     First Union National Bank, as Administrative Agent for the Lenders (hereinafter, in such capacity, the "Administrative Agent"), having a principal place of business at One First Union Center, 301 South College Street, TW-5, Charlotte, North Carolina 28288-0537;

in consideration of the mutual covenants herein contained and benefits to be derived herefrom.

                                  WITNESSETH:
                                  ----------

1.   Background.  On July 25, 2001, the Administrative Agent, the Lenders, the
     ----------
Borrower and the Guarantors entered into a certain Limited Waiver agreement (the "Limited Waiver") with respect to certain terms and conditions of that certain Credit Agreement, (as defined in the Limited Waiver) by and among others, the Administrative Agent, the Lenders, the Borrower and the Guarantors. The Borrowers and the Guarantors have asked that the Lenders and the Administrative Agent amend certain provisions of the Limited Waiver, and the Lenders and the Administrative Agent are willing to amend the Limited Waiver, on the terms and conditions set forth herein.

2.   Definitions.   All capitalized terms used herein and not otherwise defined
     -----------
shall have the same meaning herein as in the Limited Waiver and the Credit Agreement, as applicable.

3.   Waiver of Claims
     ----------------

     a. The Borrower and the Guarantors each acknowledge and agree that they do not have any offsets, defenses, or counterclaims against the Administrative Agent, the Issuing Lender, or the Lenders with respect to the Credit Agreement, the Guaranties, the Limited Waiver any other Credit Documents, or otherwise. To the extent that any such offsets, defenses or counterclaims may exist, the Borrower and each Guarantor hereby WAIVES and RELEASES the Administrative
                                    ------     --------
          Agent, the Issuing Lender, the Lenders and their respective officers, representatives, counsel, trustees, and directors from any and all actions, causes of action, claims, demands, damages, and liabilities of whatever kind or nature, in law or in equity, now known or unknown, suspected or unsuspected. The Borrower and each Guarantor shall execute and deliver to the Administrative Agent, the Issuing Lender and each Lender such releases as the Administrative Agent, the Issuing Lender or any Lender may request to confirm the foregoing.

     b. The Borrower and each Guarantor hereby ratifies and confirms that the Obligations (as modified hereby) are, and will continue to be, secured by the Collateral and the Guarantor Collateral.

4.   Amendment to Limited Waiver.  The Limited Waiver is hereby amended as
     ---------------------------
follows:

     a. The term "Payment Event", as defined in the Limited Waiver, shall also include the failure of the Borrower make certain principal payments which were or will be due on August 31 or September 30, 2001.

     b. Paragraph 4(a) of the Limited Waiver is hereby amended by inserting the words "and August and September" after the word "July" in the 3rd line thereof.

     c. Paragraph 4(a)(ii) of the Limited Waiver is hereby deleted in its entirety, and the following substituted in its stead:

          ii. Any regularly scheduled payments of principal on the Term Loan due and payable through September 30, 2001, to the extent not previously paid, shall be paid on October 12, 2001.

     d. Paragraph 4(c) of the Limited Waiver is hereby amended by deleting the reference to "August 16, 2001" in subclause (i) thereof and substituting "October 12, 2001" in its stead.

     e. Paragraph 5 of the Limited Waiver is hereby deleted in its entirety, and the Administrative Agent and the Lenders hereby waive any default caused by the failure of the Borrower to consummate the sale-leaseback transaction therein described.

5.   Conditions to Effectiveness. This Amendment shall not be effective until
     ---------------------------
     each of the following conditions precedent have been fulfilled to the satisfaction of the Administrative Agent and the Lenders:

     a. This Amendment shall have been duly executed and delivered by the respective parties hereto and shall be in form and substance satisfactory to the Administrative Agent and each of the Lenders.

     b. All action on the part of the Borrower and each Guarantor necessary for the valid execution, delivery and performance by the Borrower and each Guarantor of this Amendment shall have been duly and effectively taken and evidence thereof satisfactory to the Administrative Agent and the Lenders shall have been provided to the Administrative Agent and each of the Lenders.

     c. The Borrower shall have paid to the Administrative Agent and Lenders all expenses (including reasonable attorneys fees) and other amounts then due and owing pursuant to the Credit Documents for which invoices have been presented as of the date of execution hereof.

     d. The Borrower and the Guarantors shall have provided such additional instruments and documents to the Administrative Agent and the Lenders as the Administrative Agent and the Administrative Agent's counsel may have reasonably requested.

6.   General.
     -------

     a. This Amendment shall be binding upon the Borrower and the Guarantors and their respective successors and assigns and shall enure to the benefit of the Administrative Agent, the Lenders, and their respective successors and assigns.

     b. Any determination that any provision of this Amendment or any application thereof is invalid, illegal, or unenforceable in any respect in any instance shall not affect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality, or enforceability of any other provision of this Amendment.

     c. No delay or omission by the Administrative Agent or any Lender in exercising or enforcing any of its rights and remedies shall operate as, or constitute, a waiver thereof. No waiver by the Administrative Agent or any Lender of any of its rights and remedies on any one occasion shall be deemed a waiver on any subsequent occasion, nor shall it be deemed a continuing waiver.

     d. This Amendment incorporates all discussions and negotiations among the Borrower, the Guarantors, the Administrative Agent and the Lenders, either express or implied, concerning the matters included herein, any custom, usage, or course of dealings to the contrary notwithstanding. No such discussions, negotiations, custom, usage, or course of dealings shall limit, modify, or otherwise affect the provisions hereof. No modification, amendment, or waiver of any provision of this Amendment or of any provision of any other agreement between the Borrower, the Guarantors, the Administrative Agent or any Lender shall be effective unless executed in writing by the party to be charged with such modification, amendment and waiver.

     e. Except as modified hereby, all terms and conditions of the Credit Agreement, the Limited Waiver, the Existing Waiver, and the other Credit Documents remain in full force and effect, and the Borrower and Guarantors hereby ratify and confirm all of the terms and conditions and warranties and representations set forth therein, and shall continue to comply therewith.

     f. This Amendment shall be deemed to constitute a "Credit Document" for all purposes under the Credit Agreement.

     g. The Borrower and each Guarantor shall execute such instruments and documents as the Administrative Agent and the Lenders may from time to time request in connection with the Credit Agreement and the other Credit Documents, this Agreement and the arrangements contemplated hereby.

                       [signature blocks on next pages]

     It is intended that this Amendment take effect as a sealed instrument.

                                       CYBEX INTERNATIONAL, INC.

                                       By  /S/ John Aglialoro
                                         ---------------------------------

                                       Print Name:  John Aglialoro
                                                  ------------------------

                                       Title:   CEO
                                             -----------------------------

                                       CYBEX FINANCIAL CORP.

                                       By  /S/ John Aglialoro
                                         ---------------------------------

                                       Print Name:  John Aglialoro
                                                  ------------------------

                                       Title:   CEO
                                             -----------------------------

                                       EAGLE PERFORMANCE SYSTEMS, INC.

                                       By  /S/ John Aglialoro
                                          --------------------------------

                                       Print Name:  John Aglialoro
                                                  ------------------------

                                       Title:  CEO
                                             -----------------------------

                                       GENERAL MEDICAL EQUIPMENT, LTD.

                                       By  /S/ John Aglialoro
                                         ---------------------------------

                                       Print Name:  John Aglialoro
                                                  ------------------------

                                       Title:  CEO
                                             -----------------------------


                                       LUMEX BED SYSTEMS, INC.

                                       By  /S/ John Aglialoro
                                         ---------------------------------

                                       Print Name:  John Aglialoro
                                                  ------------------------

                                       Title:  CEO
                                             -----------------------------

                                       CYBEX FITNESS GERATE VERTRIEBS, GMBH

                                       By  /S/ John Aglialoro
                                        ----------------------------------

                                       Print Name:  John Aglialoro
                                                  ------------------------

                                       Title:  CEO
                                             -----------------------------


                                       TECTRIX FITNESS EQUIPMENT, INC.

                                       By  /S/ John Aglialoro
                                         ---------------------------------

                                       Print Name:  John Aglialoro
                                                  ------------------------

                                       Title:  CEO
                                             -----------------------------

AGREED AND ACCEPTED BY

FIRST UNION NATIONAL BANK

By:  /S/ Ron R. Ferguson
   -------------------------------

Print Name: Ron R. Ferguson
           -----------------------

Title:  Senior Vice President
      ----------------------------

FLEET NATIONAL BANK

By:  /S/ Kevin M. Behan
   -------------------------------

Print Name: Kevin M. Behan
           -----------------------

Title:  Vice President
      ----------------------------